UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:
July 8, 2008

Chanticleer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00709 (Commission File Number)	20-2932652 (I.R.S. Employer Identification No.)

The Rotunda 4201 Congress Street, Suite 145 Charlotte, NC (Address of principal executive offices)		28209 (Zip Code)

Registrant’s telephone number, including area code:	(704) 366-5122

Not applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing objection of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure.

On July 8, 2008, Chanticleer Holdings, Inc. (the “Company”) issued a press release announcing that the Company had entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) to acquire substantially all the assets of Texas Wings Incorporated and its 45 related Hooters branded restaurants. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 8, 2008 announcing execution of the Asset Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANTICLEER HOLDINGS, INC. a Delaware Corporation

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

Dated: July 8, 2008

EXHIBIT INDEX
99.1	Press Release dated July 8, 2008 announcing execution of the Asset Purchase Agreement.